THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 29, 2008

with respect to

Thrivent Money Market Fund

Thrivent Mutual Funds, on behalf of Thrivent Money Market Fund (the “Fund”), is a participant in the extension of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The U.S. Treasury extended the Program through April 30, 2009. Under the extension, the general parameters of the initial Program, as previously disclosed, still apply.

The Program provides shareholders of record of a participating fund a guarantee of a per share net asset value (“NAV”) of $1.00 with respect to amounts held by them in the fund as of the close of business on September 19, 2008. Persons who are not shareholders of record of a participating fund as of the close of business on September 19, 2008 are not covered by the Program.

The guarantee under the Program would be triggered if a fund’s per share NAV falls below $0.995 (a “Guarantee Event”) and the fund commences the process of liquidation. Under the terms of the Program, the U.S. Treasury guarantees payment to each eligible shareholder of the difference between the amount received by an eligible shareholder in connection with a liquidation of a participating fund and the amount such eligible shareholder would have received had the NAV of the fund been $1.00 per share. If the number of shares held by an eligible shareholder in a participating fund fluctuates over the duration of the Program, the Program would cover the lesser of (i) the number of shares held by the eligible shareholder in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the eligible shareholder as of the date of the Guarantee Event.

To participate in the extension of the Program, the Fund was required to pay a participation fee in the amount of 0.015% of the NAV of the Fund as of September 19, 2008, which the Fund bore. The U.S. Treasury may extend the Program beyond April 30, 2009. If so extended, the Fund should still be eligible to participate in the Program, subject to any applicable requirements, such as an additional fee.

Please include this Supplement with your Prospectus